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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 15, 2000


                    INTERNATIONAL MICROCOMPUTER SOFTWARE, INC
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


             0-15949                                    94-2862863
          ------------                              ------------------
           (Commission                                (IRS Employer
           File Number)                             Identification No.)


                        75 Rowland Way, Novato, CA 94945
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       (Address of principal executive offices)             (Zip code)


                                 (415) 878-4000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

Geoffrey Koblick has been named President, Chief Executive Officer and a member of the Board of Directors. Koblick, who founded IMSI in 1983, stepped down as Chief Operating Officer and Chairman of the Board in May of 1999. In addition to Koblick, Mark Boyer has also been appointed to the Board of Directors. Mark Boyer is a principal of ROI Capital, a private investment fund in Larkspur, California that has held a significant ownership interest in IMSI for several years. Geoffrey Koblick replaces Costa John, who served as President and CEO for the past nine months.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Costa John, Bill Lane, Abe Ostrovsky and Lisa Crane resigned from the Board of Directors concurrent with the naming of Geoffrey Koblick as President, Chief Executive Officer and a member of the Board of Directors.

None of the above directors has represented that they resigned because of a disagreement on any matter relating to our operations, policies or practices.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 22, 2000

                                      International Microcomputer Software, Inc.


                                            By: /s/ Geoffrey B. Koblick
                                                -------------------------
                                                Geoffrey B. Koblick




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